UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 24, 2007

MedQuist Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New Jersey	0-19941	22-2531298
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Bishops Gate Boulevard, Suite 300, Mount Laurel, New Jersey		08054-4632
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	856.206.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[x]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On October 15, 2007, MedQuist Inc. ("Company") issued a press release which announced that it intends to hold its 2007 annual meeting of shareholders ("Annual Meeting") within thirty days of the date on which a definitive proxy statement is mailed to its shareholders. A copy of this press release was included as an exhibit to our Current Report on Form 8-K filed with the Securities and Exchange Commission ("SEC") on October 15, 2007.

On October 24, 2007, the Company issued a press release announcing the date by which shareholders must communicate their proposals in order for such proposals to be considered to be included in the Company’s proxy statement for the Annual Meeting and the date by which director nominations for the Annual Meeting must be received from shareholders.

Shareholders who wish to have a proposal considered for inclusion in the Company’s proxy statement for the Annual Meeting must send their proposal to the Company so that it is received no later than November 5, 2007. Any shareholder proposal must comply with the requirements established by the SEC in order to be included in the Company’s proxy statement. In addition, any shareholder wishing to nominate a candidate for director at the Annual Meeting must submit such nomination and any other information required by Section 4.8 of the Company’s Amended and Restated By-laws, so that it is received no later than November 5, 2007. Shareholder proposals and nominations should be directed to the Secretary of the Company at 1000 Bishops Gate Blvd., Suite 300, Mount Laurel, New Jersey 08054-4632.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

NOTICE TO SHAREHOLDERS:

In connection with the Company's upcoming annual meeting of shareholders, it will be filing a proxy statement and potentially other relevant documents concerning the annual meeting with the SEC. BEFORE MAKING ANY DECISION REGARDING ANY OF THE BUSINESS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING, SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders can obtain free copies of the proxy statement and other documents when they become available by contacting Investor Relations, MedQuist Inc., 1000 Bishops Gate Blvd., Suite 300, Mt. Laurel, NJ 08054. In addition, documents filed with the SEC will be available at no charge on the SEC’s website at www.sec.gov. The Company and its executive officers and directors may, under SEC rules, be deemed to be participants in the solicitation of proxies from shareholders in connection with the upcoming annual meeting. Certain information about such individuals (including their ownership of shares of our common stock) is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, which is available free of charge from the Company and the SEC as indicated above.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Reference is made to the Exhibit Index annexed hereto and made a part hereof.

Disclosure Regarding Forward-Looking Statements:

Some of the statements in this Press Release constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are not historical facts but rather are based on the Company's current expectations, estimates and projections regarding our business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates” and similar expressions are used to identify these forward-looking statements. The forward-looking statements contained in this Press Release include, without limitation, statements about the timing of making filings with the SEC related to an upcoming annual meeting of the shareholders as well as statements regarding the timing of holding such meeting. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. For a discussion of these risks, uncertainties and assumptions, any of which could cause the Company's actual results to differ from those contained in the forward-looking statement, see the section of the Company's Annual Report on Form 10-K for the year ended December 31, 2006, entitled “Risk Factors” and discussions of potential risks and uncertainties in the Company's subsequent filings with the SEC.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MedQuist Inc.

October 24, 2007	By:	Howard S. Hoffmann

Name: Howard S. Hoffmann
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of MedQuist Inc. dated October 24, 2007.